UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2010

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

Suite 405, 505 - 8th Ave SW, Calgary, AB, Canada  T2P 1G2
(Address of principal executive offices and Zip Code)

403-975-9399
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

TAMM Oil and Gas Corp. announced that Mr. Wictor Musial is retiring as President, and will continue to serve as a member of the Company’s Board of Directors.  Mr. Musial will continue to sit on the Company’s Audit Committee of the Board of Directors.  His industry expertise over the years has been invaluable and the Company appreciates his commitment to serving the best interests of TAMM oil and Gas Corp. and the respective shareholders.

The Company announced that Mr. William S. Tighe, will advance to the Chairman of the Board of Directors.  Mr. Tighe’s solid financial, regulatory, operational and public company background within the oil and gas industry will enable a seamless transition into the enhanced position.

The Company also announced the appointment of Donald W. Hryhor, a current member of the Company’s Board of Directors will advance to the role of President and Chief Executive Officer.  Mr. Hryhor’s technical background in the geological, geophysical, exploration fields, and his public company experience within the oil and gas industry is expected to be beneficial towards building and expanding the Company.

The Company has also appointed Mr. Trevor M. Countryman as Secretary Treasurer effective immediately.  Mr. Countryman has over 30 years of experience in the investment industry and the financing of public companies.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.
99.1 Press Release dated July 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Date: July 29, 2010	By:	/s/ Donald W. Hryhor
Donald W. Hryhor, President